                                                                      EXHIBIT 99

                CB COMMERCIAL REAL ESTATE SERVICES GROUP REPORTS
                ------------------------------------------------
                    RECORD FOURTH QUARTER, YEAR-END RESULTS
                    ---------------------------------------


LOS ANGELES, CA, January 30, 1997 -- CB Commercial Real Estate Services Group, Inc. (NASDAQ: CBCG) today reported record revenues and results for the year ending December 31, 1996, reflecting strong growth in every business category.

Total revenue was $583 million, up almost 25% over revenue for 1995 while earnings before interest, income taxes, depreciation and amortization (EBITDA), which the Company considers the most accurate measurement of its financial strength, totaled more than $62 million, up 50% after a one-time charge of $4.1 million as an increase in reserves including litigation matters.

Revenues for the fourth quarter grew to $192 million, up 34% over the fourth quarter of 1995. EBITDA for the fourth quarter increased 36% to $26 million, after the one-time, non-cash charge.

Comparison of net income for 1996 and 1995, or earnings per share is not meaningful since the current and future benefit of the Company's net operating loss carryover (NOL) was recognized in the third and fourth quarters of 1996, whereas 1995 figures do not reflect any future NOL benefits. Net income for the year 1996 was approximately $71 million, and about $56 million of this resulted from the amount of NOL benefit recorded during the year. The Company ended the year with a strong balance sheet, including more than $49 million in cash.

"CB Commercial's extraordinary results were almost entirely internally generated and the year-to-year growth was driven by the company's ability to capitalize on its market presence and the substantial deal flow of its traditional businesses," said Jim Didion, chairman and chief executive officer. "Our success in 1996 was a result of aggressive execution of the Company's strategies, coupled with a strong industry environment---particularly in the investment sales sector."

                                   --more--

CB Commercial
1996 Fourth Quarter, Year-end Results
Page Two


"CB Commercial's strong growth reflected gains in all of the Company's businesses," Didion said, "and extraordinary growth in its investment sales and debt origination activities. More than $10 billion---$7 billion in investment sales consideration and over $3 billion in mortgage originations---in capital was raised for investors. The Company's overall activity was strong nationally and California was particularly strong, both southern and northern California, and Phoenix, Arizona, Florida, and Chicago, had exceptional strength. Activity levels increased throughout the network, validating the Company's strategy to operate nationally."

Didion said the Company also experienced strong double-digit percentage growth in both revenues and operating income from its Property and User Services, while revenues and operating income from Investor Services exceeded previous records for both quarterly and year-end performance.

PROPERTY AND USER SERVICES

Brokerage fees for the fourth quarter increased 26% to $108 million and were up 14% overall for the year to $335 million. Investment property sales, the second largest contributor to revenues and operating income in this group, saw a 71% increase in revenues to $50 million in the fourth quarter, and a 49% increase to $130 million for the full year. Property and User Services contributed more than $18 million in operating income during the quarter, a 35% increase over the same period last year, while year-to-date operating income rose 47% to more than $38 million.

The Company is the largest provider of commercial real estate brokerage services in the United States, based on both total revenues and number of completed transactions. Since 1992, CB Commercial has provided sophisticated strategic analysis for the acquisition or sale of income-producing investment properties.

Driven by significant downsizing across corporate America, Corporate Services coordinates the utilization of all the Company's various disciplines to deliver an integrated service to some of the largest companies in the United States. As the trend toward outsourcing of these services has accelerated, this division of the Company has become one of its fastest growing services.

"We're traditionally the market leader in this category, and our brokerage operations saw tremendous growth across every region. This clearly reflects not only the inherent strength of our brand name and quality service, but also the strong economic outlook for commercial real estate transactions," Didion said.

                                   --  more--

CB Commercial
1996 Fourth Quarter, Year-end Results
Page Three


INVESTOR SERVICES

While overall Investor Services saw a 34% increase in fourth quarter revenues to $21 million, and an 87% increase in operating income to $3.6 million, year-end results showed an even more impressive 53% gain in revenues to $70 million for 1996 and a 174% increase in total operating income, reaching approximately $10 million.

"We've proven that CB Commercial is a vertically-integrated real estate services company capable of strong growth in financial services and outside our traditional core business," Didion said. "While Investor Services as a percentage of our overall business is still considerably smaller than our brokerage operation, we will continue to improve results in this area through internal growth, acquisitions and sophisticated financial management."

Didion noted that while mortgage banking increased revenues by more than 58% to approximately $6 million for the quarter, and 94% to more than $20 million for the year, and EBITDA for the year increased by over $2.8 million, it fell in the fourth quarter by $149,000.

At the same time, Investment Management and Advisory services had a 25% increase in revenues to approximately $9 million for the fourth quarter and a 67% increase to $31 million for the full year. Operating income rose more than 140% to $1.7 million, and 99% to $5.4 million for the year. Valuation and Appraisal Services accounted for approximately $6 million in revenues, a 26% increase for the quarter, and had a 13% increase to approximately $19 million for the year. This segment contributed approximately $1.5 million in operating income, a 222% increase for the quarter, and it reported a 98% increase, or $2.7 million, in operating income for 1996.

"Our overall performance is the result of a company-wide commitment to our strategic growth plans," Didion said. "While all segments performed beyond expectations, we are clearly capable of continued achievement in both our traditional brokerage and property management services and our expanded financial services. CB Commercial is well-positioned for growth in the coming year."

CB Commercial is the largest vertically-integrated commercial real estate services firm in the United States with 230 offices in 107 locations and approximately 4,000 employees. In November 1996, the Company completed an initial public offering of 4.3 million shares of common stock, raising more than $80 million to make acquisitions and to use for other capital requirements.

                        --  Financial Tables to Follow--

                CB Commercial Real Estate Services Group, Inc.
                     Operating Results by Business Segment
For the Three and Twelve Months ended December 31, 1996 with comparative figures for the similar periods in 1995

                                                                                                                              Page 1

                                                                 Quarter ended December 31,
                                                          --------------------------------------------
   Consolidated                                             1996         1995     Difference  % Change
                                                          --------     --------  -----------  --------
   Revenue                                             $   192,205   $   143,570   $ 48,635    33.9%
   Costs and Expenses:
      Commissions fees and other
         incentives  . . . . . . . . . . . . . . . . .      96,801        71,449     25,352    35.5%
      Operating, administrative and other (1). . . . .      69,603        53,129     16,474    31.0%
      Depreciation and amortization  . . . . . . . . .       3,825         3,458        367    10.6%
                                                       -----------   ----------- ----------   -----
   Operating income  . . . . . . . . . . . . . . . . .      21,976        15,534      6,442    41.5%
   Interest income . . . . . . . . . . . . . . . . . .         468           446         22     4.9%
   Interest expense  . . . . . . . . . . . . . . . . .       6,240         6,323        (83)   -1.3%
                                                       -----------   ----------- ----------   -----
   Income before provision for
      income taxes . . . . . . . . . . . . . . . . . .      16,204         9,657      6,547    67.8%
   Provision for taxes based on income . . . . . . . .       6,550         4,925      1,625    33.0%
                                                       -----------   ----------- ----------   -----
   Income after provision for taxes but before benefit
      of net operating loss carryover  . . . . . . . .       9,654         4,732      4,922   104.0%
   Benefit of net operating loss carryover . . . . . .     (15,500)       (4,322)   (11,178)  258.6%
   Net Income  . . . . . . . . . . . . . . . . . . . . $    25,154   $     9,054   $ 16,100   177.8%
                                                       ===========   =========== ==========   =====
   Net Income applicable to common shareholders        $    24,154   $     9,054   $ 15,100   166.8%
                                                       ===========   =========== ==========   =====

   Primary Earnings Per Share
   Net income per common and common equivalent
      share outstanding  . . . . . . . . . . . . . .   $      1.74   $      0.66       1.08   162.5%
                                                       ===========   =========== ==========   =====
   Weighted average common and common
      equivalent shares outstanding . . . . . . . . .   13,889,165    13,664,319    224,846     1.6%
                                                       ===========   =========== ==========   =====
   Fully Diluted Earnings Per Share
   Net income per common and common equivalent
      share outstanding . . . . . . . . . . . . . . .  $      1.68          0.66       1.01   152.9%
                                                       ===========   =========== ==========   =====
   Weighted average common and common
      equivalent shares outstanding . . . . . . . . .   15,012,981    13,664,319  1,348,662     9.9%
                                                       ===========   =========== ==========   =====
   EBITDA . . . . . . . . . . . . . . . . . . . . . .  $    25,801   $    18,992      6,809    35.9%
                                                       ===========   =========== ==========   =====

                                                            Twelve Months ended December 31,
                                                       -------------------------------------------
   Consolidated                                          1996         1995     Difference % Change
                                                       --------     --------  ----------- --------
   Revenue                                          $   583,068  $   468,460  $114,608       24.5%
   Costs and Expenses:
      Commissions fees and other
         incentives  . . . . . . . . . . . . . . .      292,266      239,018    53,248       22.3%
      Operating, administrative and other (1). . .      228,799      187,968    40,831       21.7%
      Depreciation and amortization  . . . . . . .       13,574       11,631     1,943       16.7%
                                                    -----------  -----------  --------     ------
   Operating income  . . . . . . . . . . . . . . .       48,429       29,843    18,586       62.3%
   Interest income . . . . . . . . . . . . . . . .        1,503        1,674      (171)     -10.2%
   Interest expense  . . . . . . . . . . . . . . .       24,123       23,267       856        3.7%
                                                    -----------  -----------  --------     ------
   Income before provision for
      income taxes . . . . . . . . . . . . . . . .       25,809        8,250    17,559      212.8%
   Provision for taxes based on income . . . . . .       11,160        4,208     6,952      165.2%
                                                    -----------  -----------  --------     ------
   Income after provision for taxes but before
      benefit of net operating loss carryover  . .       14,649        4,042    10,607      262.4%
   Benefit of net operating loss carryover . . . .      (55,900)      (3,367)  (52,533)    1560.2%
                                                    -----------  -----------  --------     ------
   Net Income  . . . . . . . . . . . . . . . . . .  $    70,549  $     7,409  $ 63,140      852.2%
                                                    ===========  ===========  ========     ======
   Net Income applicable to common shareholders     $    69,549  $     7,409  $ 62,140      838.7%
                                                    ===========  ===========  ========     ======
   Primary Earnings Per Share
   Net income per common and common equivalent
      share outstanding . . . . . . . . . . . . .   $      5.02  $      0.55  $   4.48      818.0%
                                                    ===========  ===========  ========     ======
   Weighted average common and common
      equivalent shares outstanding . . . . . . .    13,845,325   13,540,541   304,784        2.3%
                                                    ===========  ===========  ========     ======
   Fully Diluted Earnings Per Share
   Net income per common and common equivalent
      share outstanding . . . . . . . . . . . . .          4.97         0.55      4.43      809.0%
                                                    ===========  ===========  ========     ======
   Weighted average common and common
      equivalent shares outstanding . . . . . . .    14,184,296   13,540,541   643,755        4.8%
                                                    ===========  ===========  ========     ======
   EBITDA . . . . . . . . . . . . . . . . . . . .   $    62,003  $    41,474  $ 20,529       49.5%
                                                    ===========  ===========  ========     ======

    (1) Included in the fourth quarter of 1996 is a net increase in reserves of $4,132. Excluding this charge, EBITDA for the quarter and twelve months ended December 31, 1996 would be $29,933 and $66,135 respectively.

                CB Commercial Real Estate Services Group, Inc.
                     Operating Results by Business Segment
   For the Three and Twelve Months ended December 31, 1996 with comparative figures for the similar periods in 1995
                                                                          Page 2


                                                                        Quarter ended December 31,
                                                             ---------------------------------------------
  Property & User Services                                       1996       1995   Difference   % Change
                                                             -----------  -------  ----------  -----------
        Revenue:
           Brokerage . . . . . . . . . . . . . . . . . . . .    $107,645  $ 85,377     $22,268     26.1%
           Investment property . . . . . . . . . . . . . . . .    49,796    29,056      20,740     71.4%
           Corporate service . . . . . . . . . . . . . . . . .     8,114     8,199         (85)    -1.0%
           Property management fees . . . . . . . . . . . . .      5,835     5,193         642     12.4%
           Marketing research . . . . . . . . . . . . . . . .        180       285        (105)   -36.8%
                                                                --------  --------     -------    -----
                                                                 171,570   128,110      43,460     33.9%
        Costs and expenses:
           Commissions fees and other
              incentives . . . . . . . . . . . . . . . . . . .    92,169    67,912      24,257     35.7%
           Operating, administrative and other . . . . . . . .    58,740    44,330      14,410     32.5%
           Depreciation and amortization . . . . . . . . . . .     2,312     2,272          40      1.8%
                                                                --------  --------     -------    -----
        Segment operating income . . . . . . . . . . . . . .    $ 18,349  $ 13,596     $ 4,753     35.0%
                                                                ========  ========     =======    =====
                                                                         Quarter ended December 31,
                                                                --------------------------------------------
  Investor Services                                               1996       1995    Difference   % Change
                                                                ----------  -------- ----------   ----------
          Mortgage Banking

             Revenue . . . . . . . . . . . . . . . . . . . .      $6,150    $3,884      $2,266     58.3%
             Costs and expenses:
                Commissions fees and other
                   incentives . . . . . . . . . . . . . . . .      2,396     1,546         850     55.0%
                Operating, administrative and other  . . . . .     3,080     1,515       1,565    103.3%
                Depreciation and amortization . . . . . . . .        317        84         233    277.4%
                                                                  ------    ------      ------    -----
             Operating income (Loss) . . . . . . . . . . . .      $  357    $  739      $ (382)   -51.7%
                                                                  ======    ======      ======    =====

                                                                 Twelve Months ended December 31,
                                                             ---------------------------------------
  Property & User Services                                       1996     1995   Difference % Change
                                                             ---------- -------- ---------- ---------
        Revenue:
           Brokerage . . . . . . . . . . . . . . . . . . . .  $335,401  $294,290   $41,111    14.0%
           Investment property . . . . . . . . . . . . . . .   130,202    87,576    42,626    48.7%
           Corporate service . . . . . . . . . . . . . . . .    25,550    21,723     3,827    17.6%
           Property management fees . . . . . . . . . . . . .   20,540    18,332     2,208    12.0%
           Marketing research . . . . . . . . . . . . . . . .    1,378       912       466    51.1%
                                                              --------  --------   -------    ----
                                                               513,071   422,833    90,238    21.3%
        Costs and expenses:
           Commissions fees and other
              incentives . . . . . . . . . . . . . . . . . .   276,120   227,387    48,733    21.4%
           Operating, administrative and other . . . . . . .   189,504   160,415    29,089    18.1%
           Depreciation and amortization . . . . . . . . . .     9,142     8,889       253     2.8%
                                                              --------  --------   -------    ----
        Segment operating income . . . . . . . . . . . . . .  $ 38,305  $ 26,142   $12,163    46.5%
                                                              ========  ========   =======    ====
                                                                    Twelve Months ended December 31,
                                                                --------------------------------------
  Investor Services                                              1996     1995    Difference  % Change
                                                                -------  ------   ----------  --------
          Mortgage Banking

             Revenue . . . . . . . . . . . . . . . . . . . .    $20,185  $10,417     $9,768      93.8%
             Costs and expenses:
                Commissions fees and other
                   incentives . . . . . . . . . . . . . . . .     8,007    4,209     3,798      90.2%
                Operating, administrative and other  . . . .      9,489    6,338     3,151      49.7%
                Depreciation and amortization . . . . . . . .       703      268       435     162.3%
                                                                -------  -------     ------     -----
             Operating income (Loss) . . . . . . . . . . . .    $ 1,986  $  (398)    $2,384       n/a
                                                                =======  =======     ======     =====

                CB COMMERCIAL REAL ESTATE SERVICES GROUP, INC.
                     OPERATING RESULTS BY BUSINESS SEGMENT
            FOR THE THREE AND TWELVE MONTHS ENDED DECEMBER 31, 1996
           WITH COMPARATIVE FIGURES FOR THE SIMILAR PERIODS IN 1995

                                                                          PAGE 3

                                                                QUARTER ENDED DECEMBER 31,
                                                        -----------------------------------------
  INVESTOR SERVICES (CONTINUED)                           1996      1995     DIFFERENCE  % CHANGE
  -----------------------------                         -------    -------   ----------  --------
     Investment Management and Advisory

        Revenue.......................................  $ 8,783    $ 7,035     $ 1,748     24.8%
        Costs and expenses:
           Operating, administrative and other........    5,948      5,294         654     12.4%
           Depreciation and amortization..............    1,109      1,022          87      8.5%
                                                        -------    -------     -------    -----
        Operating income..............................  $ 1,726    $   719     $ 1,007    140.1%
                                                        =======    =======     =======    =====

     Valuation & Appraisal Services

        Revenue.......................................  $ 5,702    $ 4,541     $ 1,161     25.6%
        Costs and expenses:
           Commissions fees and other
              incentives..............................    2,236      1,991         245     12.3%
           Operating, administrative and other........    1,835      1,990        (155)    -7.8%
           Depreciation and amortization..............       87         80           7      8.8%
                                                        -------    -------     -------    -----
        Operating income..............................  $ 1,544    $   480     $ 1,064    221.7%
                                                        =======    =======     =======    =====

  TOTAL INVESTOR SERVICES
  -----------------------

    Revenue...........................................  $20,635    $15,460     $ 5,175     33.5%
    Costs and expenses:
       Commissions fees and other
          incentive...................................    4,632      3,537       1,095     31.0%
       Operating, administrative and other............   10,863      8,799       2,064     23.5%
       Depreciation and amortization..................    1,513      1,186         327     27.6%
                                                        -------    -------     -------    -----
    Segment operating income..........................  $ 3,627    $ 1,938     $ 1,689     87.2%
                                                        =======    =======     =======    =====


                                                              TWELVE MONTHS ENDED DECEMBER 31,
                                                        -----------------------------------------
  INVESTOR SERVICES (CONTINUED)                           1996       1995    DIFFERENCE  % CHANGE
  -----------------------------                         -------    -------   ----------  --------
     Investment Management and Advisory

        Revenue.......................................  $31,022     $18,610     $12,412    66.7%
        Costs and expenses:
           Operating, administrative and other........   22,299      13,745       8,554    62.2%
           Depreciation and amortization..............    3,316       2,148       1,168    54.4%
                                                        -------     -------     -------   -----
        Operating income..............................  $ 5,407     $ 2,717     $ 2,690    99.0%
                                                        =======     =======     =======   =====

     Valuation & Appraisal Services

        Revenue.......................................  $18,790     $16,600     $ 2,190    13.2%
        Costs and expenses:
           Commissions fees and other
              incentives..............................    8,139       7,422         717     9.7%
           Operating, administrative and other........    7,507       7,470          37     0.5%
           Depreciation and amortization..............      413         326          87    26.7%
                                                        -------     -------     -------   -----
        Operating income..............................  $ 2,731     $ 1,382     $ 1,349    97.6%
                                                        =======     =======     =======   =====

  TOTAL INVESTOR SERVICES
  -----------------------

    Revenue...........................................  $69,997     $45,627     $24,370    53.4%
    Costs and expenses:
       Commissions fees and other
          incentive...................................   16,146      11,631       4,515    38.8%
       Operating, administrative and other............   39,295      27,553      11,742    42.6%
       Depreciation and amortization..................    4,432       2,742       1,690    61.6%
                                                        -------     -------     -------   -----
    Segment operating income..........................  $10,124     $ 3,701     $ 6,423   173.5%
                                                        =======     =======     =======   =====